UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

Swarmer, Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43192	93-1378503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4515 Seton Center Pkwy #3
Austin, Texas		78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 305-3513

,

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SWMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Swarmer, Inc (the “Company”) announces today that it plans to launch a new corporate website, which will be accessible at www.swarmer.com. Additionally, the Company announces that the Investor Relations section of its new corporate website, which contains the charters of the committees of its Board of Directors and its Code of Business Conduct and Ethics, will be accessible at investors.swarmer.com (collectively, the “Website Transition”).

The Company plans to commence the Website Transition after 4:00 p.m. Eastern Time on August 14, 2026 and expects to complete the Website Transition by 9:30 a.m. Eastern Time on August 17, 2026.

Following the Website Transition, (i) www.getswarmer.com and www.swarmer.tech will redirect to www.swarmer.com, and (ii) investors.getswarmer.com and investors.swarmer.tech will redirect to investors.swarmer.com.

The Company intends to use the Investor Relations section of its new website (accessible at investors.swarmer.com) as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors and others should monitor the Investor Relations section of the Company’s new website, in addition to following the Company’s press releases, U.S. Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933. The information in this Item 7.01 shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swarmer, Inc

Date:	August 14, 2026	By:	/s/ Alexander Fink
Alexander Fink
Chief Executive Officer (U.S.) and President